UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): April 10, 2003



                                USA INTERACTIVE
              (Exact name of Registrant as specified in charter)



      Delaware                 0-20570                 59-2712887
  (State or other         (Commission File           (IRS Employer
    jurisdiction               Number)             Identification No.)
  of incorporation)



           152 West 57th Street, New York, NY            10019
           (Address of principal executive offices)   (Zip Code)



              Registrant's telephone number, including area code:
                                (212) 314-7300



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ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

           On April 10, 2003, USA Interactive, a Delaware corporation (the "Company"), issued a joint press release with Hotels.com, a Delaware corporation ("Hotels") announcing that the Company had entered into an Agreement and Plan of Merger, dated as of April 9, 2003 (the "Merger Agreement"), by and among the Company, Hermitage Merger Corp., a Delaware corporation and wholly owned subsidiary of the Company, and Hotels. Copies of the Merger Agreement and the joint press release issued by the Company and Hotels are attached as Exhibits
2.1 and 99.1 hereto, respectively, and are incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits.

     2.1 Agreement and Plan of Merger, dated as of April 9, 2003, by and among USA Interactive, Hermitage Merger Corp. and Hotels.com.

     99.1 Joint Press Release issued by USA Interactive and Hotels.com.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      USA INTERACTIVE


                                      By:    /s/ Julius Genachowski
                                          -----------------------------------
                                      Name:    Julius Genachowski
                                      Title:   Executive Vice President,
                                               General Counsel and Secretary

      Date:  April 10, 2003

                                    EXHIBIT INDEX

 EXHIBIT NO.   DESCRIPTION

     2.1 Agreement and Plan of Merger, dated as of April 9, 2003, by and among USA Interactive, Hermitage Merger Corp. and Hotels.com.

     99.1      Joint Press Release issued by USA Interactive and Hotels.com.